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                                   UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549

                                     Form 8-K
                                  CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)	August 15, 2006
                                                ------------------------------

                                                DeVRY INC.
                          ----------------------------------------------------
                         (Exact name of registrant as specified in its charter)


         DELAWARE                    1-13988                 36-3150143
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 (State or other jurisdiction		(Commission          (IRS Employer
  of incorporation			 File Number)         Identification No.)


 ONE TOWER LANE, OAKBROOK TERRACE, IL                           60181
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 (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code         (630) 571-7700
                                                   ---------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Total number of pages: 4

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                                     DEVRY INC.
                                  FORM 8-K INDEX


                                                                     Page No.


Item 1.01 - Entry into a Material Definitive Agreement                   3

Item 9.01 - Financial Statements and Exhibits                            3

Signatures                                                               3

Exhibit 10.1                                                             4

















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Item 1.01 - Entry into a Material Definitive Agreement

On August 15, 2006, DeVry Inc. (the "Company") entered into a letter agreement (the "Letter Agreement") with Ronald L. Taylor, the Chief Executive Officer of the Company. A complete copy of the Letter Agreement is filed with this Current Report as Exhibit 10.1 and incorporated herein by this reference. The Letter Agreement provides for the following: (i) during the period beginning on November 15, 2006 and ending on March 15, 2007, Mr. Taylor will make himself available for up to 40 hours to provide any advice, counsel and assistance the Board of Directors may request to facilitate the transition of CEO responsibilities; (ii) in return for such services, the Company agrees to pay Mr. Taylor $140,000 in additional salary, and a bonus which, together with the bonus Mr. Taylor receives pursuant to his Employment Agreement with the Company dated as of July 1, 2002 (the "Employment Agreement"),will equal the amount he would have received as a bonus had his employment under the Employment Agreement terminated on December 31, 2006; and (iii) the compensation provided for in the Letter Agreement shall be in addition to the compensation provided for in the Senior Advisor Agreement, dated as of July 1, 2002, by and among, the Company, DeVry University, Inc., and Mr. Taylor.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit Number    Description
--------------    ------------
10.1              Letter Agreement, dated August 15, 2006, by DeVry Inc. and agreed to by Ronald L. Taylor

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                      DEVRY INC.
                                                      (REGISTRANT)



Date: August 15, 2006                                 /s/Richard M. Gunst
                                                      -------------------------
                                                      Richard M. Gunst
                                                      Senior Vice President
                                                      Chief Financial Officer
                                                      and Treasurer